Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”)) made and effective as of the date AmBase Corporation, a Delaware corporation (the “Company”) executes this Agreement (the “Effective Date”), is by and between the Company and [__________________________________] (Please enter complete legal name of Investor) (“Investor”), with reference to the facts set forth below.

WHEREAS, pursuant to a private placement of securities to existing stockholders of the Company (the “Equity Offering”), the Company proposes to offer and sell up to 44,200,460 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $0.20 per Share (the “Purchase Price”);

WHEREAS, the Shares are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered and sold only to existing stockholders of record of the Company as of February 28, 2024 (the “Record Date”) pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(c) promulgated thereunder;

WHEREAS, only those stockholders who qualify as accredited investors under Rule 501(a) of Regulation D of the Securities Act may purchase Shares in the Equity Offering, and each qualifying stockholder will be permitted to purchase up to his, her or its pro rata share of the Shares in the Equity Offering, based on the amount of shares of Common Stock owned by such stockholder as of the Record Date, in an amount equal to up to one hundred and eight and one-half percent (108.5%) of the number of shares of Common Stock beneficially owned by such stockholder as of the Record Date (the “Basic Subscription Privilege”);

WHEREAS, the undersigned Investor is a stockholder of the Company as of the Record Date and desires to exercise its Basic Subscription Privilege pursuant to the Equity Offering on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1.	Agreement of Purchase and Sale.

1.1          Purchase and Sale.  Company hereby agrees to sell, and Investor hereby agrees to purchase, __________1 Shares for an aggregate Purchase Price of $0.20 per Share, or $_________________ in the aggregate (the “Subscription Amount”).

          1.2Payment.  Investor shall pay the Purchase Price as follows:

1.2.1          Purchase Price.  At least two (2) Business Days prior to the Closing Date (as defined below), in accordance with instructions from the Company, Investor shall deposit with the Company the full Subscription Amount.

1.3          Investor’s Deliveries.  Prior to the Closing Date, Investor shall execute, acknowledge (where appropriate) and deliver to Company: (i) this Agreement, (ii) the Investor Questionnaire in the form attached hereto as Exhibit A, (iii) documentary evidence satisfactory the Company of the types listed in Appendix A hereto OR a Third Party Investor Qualification Certificate in the form of Appendix B attached hereto, (iv) the Confirmation of Record or Beneficial Ownership in the form of Appendix C attached hereto and the supporting documents required thereby; and (v) such other documents as may reasonably be requested by Company~~.~~

1 [Amount may not exceed 108.5% of the number of Confirmed Shares certified as owned beneficially or of record by the Investor on Appendix C hereto.]

1.4          Advisors.  Investor has consulted with a qualified attorney or other knowledgeable professional as to the legal, tax and financial risks associated with a purchase of the Shares.

1.5          Closing Date.  It is anticipated that the transactions contemplated in this Agreement shall close on or about April 7, 2024 (the “Closing Date”) IF AND ONLY IF all funds and instruments required pursuant to Section 1 have been delivered to the Company.

             2. Distribution of Funds and Documents. Subject to the terms of Section 1.2.1 regarding the Subscription Amount, all cash, if any, received hereunder by Company shall, until the Closing Date, be kept on deposit with other funds in Company’s general operating account(s), in any state or national bank, and may be transferred to any other such general operating account(s).

3.          Default.  THE SUBSCRIPTION AMOUNT WILL BE FULLY REFUNDED BY THE COMPANY (A) IF THE INVESTOR IS NOT ACCEPTED BY THE COMPANY, OR (B) IF THE COMPANY TERMINATES THE EQUITY OFFERING AT ANY TIME PRIOR TO THE CLOSING. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT ANY OBLIGATIONS OF INVESTOR THAT SURVIVE THE CLOSING DATE OR EARLY TERMINATION OF THIS AGREEMENT AND THE COMPANY SHALL HAVE THE RIGHT TO PURSUE ANY CAUSE OF ACTION IT MAY HAVE AGAINST INVESTOR FOR INVESTOR’S FAILURE TO PERFORM ANY OTHER COVENANT UNDER THIS AGREEMENT AFTER THE CLOSING DATE OR EARLIER TERMINATION OF THIS AGREEMENT.

4.          Representations and Warranties.

4.1          Company Representations and Warranties.

4.1.1          Existence and Good Standing; Authority.  The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted.

4.1.2          Authorization of Agreement; Enforceability.  This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals.

4.1.3          Due Authorization and Issuance of Shares.  All of the shares of Common Stock to be issued pursuant to the Equity Offering and this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued and sold for the consideration set forth in this Agreement in connection with the Equity Offering, will be validly issued, fully paid and non-assessable; and none of such shares of Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Certificate of Incorporation, as amended, the Company’s Bylaws, as amended, or any material agreement or instrument to which the Company is a party or by which it is bound.

4.1.4         No Conflicts.  The Company is not in violation of its Certificate of Incorporation, as amended, or Bylaws, as amended, or in default under any agreement, indenture or instrument to which the Company is a party, the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party which lien, charge or encumbrance could reasonably be expected to have a material adverse effect on the Company, or result in a violation of the Certificate of Incorporation or Bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property; and, except as required by the Securities Act, the Exchange Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

4.1.5          SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof  (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.1.6          Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in (a) a material adverse effect on the legality, validity or enforceability of this Agreement, (b) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (a), (b) or (c), a “Material Adverse Effect”), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Securities and Exchange Commission (the “Commission”), (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate (as such term is defined under the Securities Act), except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Shares contemplated by this Agreement and the Equity Offering, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed.

4.1.7        Litigation.  Except as disclosed in the SEC Reports, there is no material action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”).  Except as disclosed in the SEC Reports, none of the Actions materially adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

4.2          Commissions.  The parties mutually warrant and covenant that no brokerage commissions, finder’s fees, or similar commissions or fees shall be due or payable by the Investor on account of this transaction.  Each party shall indemnify, protect, defend (with legal counsel acceptable to the other), and hold the other harmless from the claims for such commission or finder’s fees or similar commissions or fees arising out of the actions of the indemnifying party, including, without limitation, attorneys’ fees and costs, incurred in connection therewith or to enforce this indemnity, which indemnities shall survive the Closing Date.

4.3          Investor Representations and Warranties.  Investor hereby represents and warrants to Company that the following are true and correct on the date of this Agreement and shall be true and correct as of the Closing Date.

4.3.1        Investor acknowledges that it has received or had access to and read, and fully understands the SEC Reports.  Investor acknowledges that it is basing its decision to invest in the Shares on the disclosures contained in the SEC Reports and Investor has relied only on the information contained in said materials and has not relied upon any representations made by any other person.  Investor recognizes that an investment in the Shares involves substantial risk and Investor is fully cognizant of and understands all of the risk factors related to the purchase of the Shares, including, but not limited to, those risks set forth in the SEC Reports under the heading “RISK FACTORS.”

4.3.2          Investor’s overall commitment to investments that are not readily marketable is not disproportionate to its individual net worth, and its investment in the Shares will not cause such overall commitment to become excessive.  Investor has adequate means of providing for its financial requirements, both current and anticipated, and has no need for liquidity in this investment.  Investor can bear and is willing to accept the economic risk of losing its entire investment in the Shares.  Investor has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

4.3.3         The documentary evidence submitted to the Company or in support of a Third Party Investor Qualification Certificate for the purpose of qualifying as an accredited investor, as applicable, including without limitation the documentary evidence listed in Appendix A, is true, accurate and complete; if Investor is qualifying on the basis of income, then Investor has a reasonable expectation of reaching the income level necessary to qualify as an accredited investor during the current year; if Investor is qualifying on the basis of net worth, then the documentary evidence regarding liabilities of the Investor, if any, identifies all direct or indirect liabilities of the Investor and no other liabilities exist as of the date hereof.

4.3.4         All information that Investor has provided to the Company or in support of a Third Party Investor Qualification Certificate for the purpose of qualifying as an accredited investor, as applicable, concerning its suitability to invest in the Shares is complete, accurate, and correct as of the date of its signature on the last page of this Agreement.  Investor hereby agrees to notify Company immediately of any material change in any such information occurring prior to the Closing Date, including any information about changes concerning its net worth and financial position.

4.3.5          Investor has had the opportunity to ask questions of, and receive answers from, Company and its officers, directors and employees concerning the Company, its business, assets and operations and the terms and conditions of the offering of the Shares and to obtain any additional information deemed necessary to verify the accuracy of the information contained in the SEC Reports.  Investor has been provided with all materials and information requested by either Investor or others representing Investor, including any information requested to verify any information furnished Investor.

4.3.6         Investor is purchasing the Shares for Investor’s own account and for investment purposes only and has no present intention, agreement, or arrangement for the distribution, transfer, assignment, resale, or subdivision of the Shares.  Investor understands that, due to the restrictions referred to in Section 4.4.7, and the lack of any market existing or to exist for the Shares, Investor’s investment in the Shares will be highly illiquid and may have to be held indefinitely.

4.3.7        Investor understands that there are restrictions on the transfer, resale, assignment, or subdivision of the Shares imposed by applicable federal and state securities laws.  Investor is fully aware that the Shares has not been registered with the Securities and Exchange Commission in reliance on the exemptions specified in Rule 506(c) of Regulation D issued by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, which reliance is based in part upon Investor’s representations set forth herein and the documents provided by the Investor pursuant to Section 1.3 hereof.  Investor understands that the Shares has not been registered under applicable state securities laws and is being offered and sold pursuant to the exemptions specified in said laws, and unless it is registered, it may not be re-offered for sale or resold except in a transaction or as a security exempt under those laws.

4.3.8          Investor understands that none of Company or its officers, members, managers, employees or affiliates, legal counsel, or advisors represent Investor in any way in connection with the purchase of the Shares and the entering into any of the related agreements associated with the purchase.  Investor also understands that legal counsel to Company, does not represent, and shall not be deemed under the applicable codes of professional responsibility to have represented or to be representing, Investor.

4.3.9       THE SHARES OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE EQUITY OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

4.3.10        Investor hereby agrees to indemnify, defend, and hold harmless Company, its officers, directors and advisors of and from any and all damages, losses, liabilities, costs, and expenses (including reasonable attorneys’ fees and costs) that they may incur by reason of Investor’s failure to fulfill all of the terms and conditions of this Agreement or by reason of the untruth or inaccuracy of any of the representations, warranties, covenants, or agreements contained herein or in any other documents Investor has furnished to any of the foregoing in connection with this Agreement and the transactions contemplated hereby.  This indemnification includes, but is not limited to, any damages, losses, liabilities, costs, and expenses (including reasonable attorneys’ fees and costs) incurred by the Company, its officers, directors and advisors defending against any alleged violation of federal or state securities laws which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents Investor has furnished to any of the foregoing in connection with this Agreement and the transactions contemplated hereby.

4.3.11         Within three (3) days after receipt of a written request from Company, Investor agrees to provide such information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws and regulations to which Company or Investor is subject.

4.3.12         Investor has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to the offer and sale of the Shares or the transactions contemplated by this Agreement.

4.3.13        The representations, warranties and other information set forth in the Investor Questionnaire are, and shall continue to be, true, correct and complete in all respects.

4.3.14        Investor is the beneficial or record owner of the number of shares set forth in the Confirmation of Record or Beneficial Ownership, and the documents furnished to the Company therewith are true, accurate and complete.

4.4          Survival of Representations and Warranties. The representations and warranties of Investor and Company set forth herein above shall survive the Closing Date or termination of this Agreement.

5.          General Provisions.

5.1          Interpretation.  The use herein of (i) the neuter gender includes the masculine and the feminine, (ii) the singular number includes the plural, whenever the context so requires and (iii) the words “I” and “me” include “we” and “us” if Investor is more than one person.  Captions in this Agreement are inserted for convenience of reference only and do not define, describe, or limit the scope or the intent of this Agreement or any of the terms hereof.  All exhibits referred to herein and attached hereto are incorporated by reference.  This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, whether oral or written, are merged herein.

5.2          Modification.  No modification, waiver, amendment, discharge, or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement thereof is or may be sought.

5.3          Cooperation.  Investor and Company acknowledge that it may be necessary to execute documents other than those specifically referred to herein to complete the acquisition of the Shares as provided herein.  Investor and Company agree to cooperate with each other in good faith by executing such other documents or taking such other action as may be reasonably necessary to complete this transaction in accordance with the parties’ intent evidenced in this Agreement.

5.4          Assignment.  Neither party may assign its rights under this Agreement.

5.5          Notices.  Unless otherwise specifically provided herein, all notices, demands, or other communications given hereunder shall be in writing and shall be addressed as follows:

If to the Company:

Richard A. Bianco
President and Chief Executive Officer
12 Lincoln Blvd. Suite 202
Emerson, NJ 07630
(201) 265-0167 (ph)

With a copy (which shall not constitute notice to the Company) to:

David Warburg
Seyfarth Shaw LLP
620 Eighth Avenue, 33rd Floor
New York, NY 10018
(212) 218-4653 (ph)

If to Investor, to Investor’s address as provided to Company.

Either party may change such address by written notice to the other party.  Unless otherwise specifically provided for herein, all notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received:  (i) upon personal delivery, or (ii) as of the third Business Day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as set forth above, or (iii) the immediately succeeding Business Day after deposit with Federal Express or other similar overnight delivery system that maintains tracking and evidence of delivery.

5.6          Periods of Time.  All time periods referred to in this Agreement include all Saturdays, Sundays, and state or United States holidays, unless Business Days are specified, provided that if the date or last date to perform any act or give any notice with respect to this Agreement falls on a Saturday, Sunday, or state or national holiday, such act or notice may be timely performed or given on the next succeeding Business Day.

5.7          Counterparts.  This Agreement may be executed in counterparts, all of which when taken together shall be deemed fully executed originals.

5.8          Indemnification.  To the fullest extent permitted by law, the Investor hereby agrees to indemnify and hold harmless the Company, its affiliates, and their respective directors, officers and authorized agents from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty, covenant or undertaking made by or on behalf of the Investor in this Agreement.

5.9          Joint and Several Liability.  If any party consists of more than one person or entity, the liability of each such person or entity signing this Agreement shall be joint and several.

5.10          Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  ANY DISPUTES ARISING FROM, OR BASED ON ANY RIGHT ARISING OUT OF OR IN ANY WAY RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, CITY OF NEW YORK, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) FOR SUCH LIMITED PURPOSE IN ANY SUCH PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN FOR SUCH LIMITED PURPOSE.  PROCESS IN ANY PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON EITHER PARTY ANYWHERE IN THE WORLD. EACH PARTY HERETO VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND NONAPPEALABLE JUDGMENT AGAINST A PARTY IN ANY ACTION OR PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.

5.11          Time.  Time is of the essence with respect to all dates set forth in this Agreement.

5.12          Third-Party Beneficiaries.  Investor and Company do not intend to benefit any party that is not a party to this Agreement and no such party shall be deemed to be a third party beneficiary of this Agreement or any provision hereof.

5.13          Severability.  If any term, covenant, condition, provision, or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, such fact shall in no way affect the validity or enforceability of the other portions of this Agreement.

5.14          Binding Agreement.  Subject to any limitation on assignment set forth herein, all terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

5.15       ACCEPTANCE OR REJECTION OF INVESTOR’S OFFER.  THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OF ANY KIND BY COMPANY AND SHALL NOT BIND COMPANY UNLESS DULY EXECUTED AND DELIVERED BY COMPANY.  TO SUBMIT AN OFFER, INVESTOR SHALL DELIVER TO COMPANY THE DOCUMENTS CONTEMPLATED BY SECTION 1.3 OF THIS AGREEMENT.  THE COMPANY MAY ACCEPT OR REJECT INVESTOR’S OFFER IN ITS SOLE AND ABSOLUTE DISCRETION.  IF THE COMPANY DOES NOT ACCEPT INVESTOR’S OFFER PRIOR TO THE SUBSCRIPTION DEADLINE, THE OFFER SHALL BE DEEMED REJECTED.  IN THE EVENT THE OFFER IS REJECTED, THE SUBSCRIPTION AMOUNT SHALL BE RETURNED TO INVESTOR WITHOUT INTEREST AND THIS AGREEMENT SHALL NOT BECOME EFFECTIVE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Subscription Agreement has been executed as of the Effective Date.

INVESTOR:

[NAME OF INVESTOR]

By:
Name:
Title:

ACCEPTED AND AGREED:

AMBASE CORPORATION

By:
Name:
Title:

Exhibit A

Investor Questionnaire

This Investor Questionnaire relates to the undersigned’s intention to purchase Shares of the Company in the Equity Offering for an aggregate Subscription Amount of $___________________.

In order to induce the Company to accept the Subscription Agreement, and as further consideration for such acceptance, the undersigned hereby makes the following acknowledgments, representations and warranties, with the full knowledge that the Company will expressly rely thereon in making a decision to accept or reject the undersigned’s Subscription Agreement:

1.	The undersigned’s primary state of residence (for individuals) or principal place of business (for entities) is:.

.

2.	The undersigned’s date(s) of birth is(are): ____________________/____________________.

3.
The following information is required in order that the Company may accurately determine if the undersigned prospective investor is an “Accredited Investor,” as defined in Rule 501(a) of Regulation D under the Securities Act of 1934 and, if applicable, whether the undersigned prospective investor is a Benefit Plan Investor (defined below).

The undersigned represents that the undersigned meets the requirements of the initialed categories:

If a Natural Person or Grantor Trust, the Natural Person or Grantor Trust affirms that (initial as appropriate):

 _______The undersigned is has an individual net worth, or joint net worth with the undersigned’s spouse or spousal equivalent, of more than $1,000,000, provided that for purposes of calculating such net worth: (1) the undersigned’s primary residence will not be included as an asset; (2) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the closing of the undersigned’s acquisition of Shares, will not be included as a liability, provided, however, that if the amount of such indebtedness outstanding at the time of the closing of the undersigned’s acquisition of Shares exceeds the amount of indebtedness outstanding sixty days before such time, other than as a result of the acquisition of the primary residence (such as, for example, if the undersigned takes out a home equity loan that is not used to acquire a primary residence during such sixty-day time frame), the amount of such new indebtedness will be included as a liability; and (3) indebtedness that is secured by the undersigned’s primary residence is in excess of the estimated fair market value of the primary residence will be included as a liability.

 _______The undersigned has an individual income in excess of $200,000, or joint income with the undersigned’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year;

 _______The undersigned holds in a current Series 7, Series 65, or Series 82 FINRA license.

If other than a Natural Person (initial as appropriate):

 _______The undersigned is an organization described in Code Section 501(c)(3), or a corporation, business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

 _______The undersigned is a trust, with total assets over $5,000,000, not formed for the specific purpose of acquiring Shares and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in Shares.

 _______The undersigned is a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

 _______The undersigned is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended).

 _______The undersigned is a small business investment company licensed by the Small Business Administration under Section 301(c) or (d) or the Small Business Investment Act of 1958, as amended.

 _______The undersigned is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.

 _______The undersigned is a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended).

 _______The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets of more than $5,000,000.

 _______The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, or any insurance company as defined in Section 2(13) of the Securities Act.

 _______The undersigned is an entity (including an individual retirement account or Keogh plan) in which all of the equity owners (or beneficiaries, in the case of an individual retirement account or Keogh plan) are Accredited Investor.

 _______The undersigned is an investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state or an investment adviser relying on the exemption from registering with the SEC under section 203(l) or (m) of the Investment Advisers Act.

 _______The undersigned is either (A) a family office, as defined in rule 202(a)(11)(G)–1 of the Investment Advisers Act, with assets under management in excess of $5,000,000, that is not formed for the specific purpose of acquiring Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of an investment in Shares, or (B) a family client, as defined in rule 202(a)(11)(G)–1 of the Investment Advisers Act, of a family office meeting the requirements described in the preceding clause (A) and whose purchase is directed by such family office.

________The undersigned is an employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary (as defined in section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors.

 _______The undersigned is an entity in which all of the equity owners are “accredited investors.”

 _______A grantor revocable trust where each of the grantors meet the qualifications under “Natural Persons” above.

4.	Furthermore, the undersigned represents that the undersigned meets the requirements of the initialed category: (REQUIRED – PLEASE INITIAL THE APPLICABLE CATEGORY BELOW)

—
The undersigned is purchasing the Shares with funds that constitute, directly or indirectly, the assets of a Benefit Plan Investor (defined below).  The undersigned hereby represents and warrants that its investment in the Company: (i) does not violate and is not otherwise inconsistent with the terms of any legal document constituting or governing the employee benefit plan; (ii) has been duly authorized and approved by all necessary parties; and (iii) is in compliance with all applicable laws.

—	The undersigned is not purchasing the Shares with funds that constitute, directly or indirectly, the assets of a Benefit Plan Investor (defined below).

The term “Benefit Plan Investor” means a benefit plan investor within the meaning of U.S. Department of Labor Regulation 29 C.F.R. Section 2510.3-101, which includes (i) any employee benefit plan (as defined in Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA (which includes both U.S. and Non-U.S. plans, plans of governmental entities as well as private employers, church plans and certain assets held in connection with nonqualified deferred compensation plans); (ii) any plan described in Code Section 4975(e)(1) (which includes a trust described in Code Section 401(a) which forms a part of a plan, which trust or plan is exempt from tax under Code Section 501(a), a plan described in Code Section 403(a), an individual retirement account described in Code Sections 408(a) or 408A, an individual retirement annuity described in Code Section 408(b), a medical savings account described in Code Section 220(d), and an education individual retirement account described in Code Section 530); and (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (generally because 25 percent or more of a class of interests in the entity is owned by plans).  Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” and the assets of any insurance company separate account or bank common or collective trust in which plans invest.  100% of an Investor’s Interest whose underlying assets include “plan assets,” such as a fund investor, shall be treated as “plan assets” by the Company for purposes of meeting an exemption under the Department of Labor regulation.

5.
The undersigned acknowledges that the undersigned has consulted with a qualified attorney or other knowledgeable professional as to the tax and real estate issues associated with the purchase of Shares.

6.
The undersigned represents and warrants that the documentary evidence submitted to Verify Investor, LLC or a Safe Harbor Party, as applicable, for the purpose of qualifying as an Accredited Investor, including without limitation the documentary evidence listed in Appendix A, is true, accurate and complete; if the undersigned is qualifying on the basis of income, it has a reasonable expectation of reaching the income level necessary to qualify as an Accredited Investor during the current year; if the undersigned is qualifying on the basis of net worth, then the documentary evidence regarding liabilities of the undersigned, if any, identifies all direct or indirect liabilities of the undersigned and no other liabilities exist as of the date hereof.

7.
THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE EQUITY OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

8.
The undersigned hereby agrees to indemnify, defend and hold harmless the Company and its affiliates and all of their members, managers, shareholders, officers, employees, affiliates and advisors from any and all damages, losses, liabilities, costs and expenses (including attorneys’ fees and costs) that they may incur by reason of the undersigned’s failure to fulfill all of the terms and conditions of the associated Subscription Agreement or by reason of the untruth or inaccuracy of any of the representations, warranties or agreements contained herein, in the Subscription Agreement or in any other documents the undersigned has furnished to any of the foregoing in connection with this transaction.  This indemnification includes, but is not limited to, any damages, losses, liabilities, costs or expenses (including reasonable attorneys’ fees and costs) incurred by the Company, its officers, directors and advisors defending against any alleged violation of federal or state securities laws which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein, in the Subscription Agreement or in any other documents the undersigned has furnished to any of the foregoing in connection with this transaction.

INVESTOR REGISTRATION INFORMATION
Please print the exact title (registration) and address the undersigned desires on the account. In the case of a corporation, trust or other entity, the undersigned should use the full name of such entity and include the name and title of the signatory for such entity (i.e., Trustee, President, Manager, etc.)  Please also complete the appropriate EXECUTION section below for the registered entity type, e.g., Husband & Wife or Spouse & Spousal Equivalent or Limited Liability Company.  Organizational documents of any investor that is an entity must be included with the Investor Questionnaire:

Registration Name:

Investor Address:

Best Contact Number	(	)

(	)

Primary State of Residence:

Federal Tax ID Number/Social Security Number:

E-Mail Address:

Additional E-Mail Address:

EXECUTION SECTION	Please sign this Investor Questionnaire by completing the appropriate EXECUTION section below: *NOTE - EXECUTE ONLY ONE SECTION BASED ON OWNERSHIP TYPE

HUSBAND AND WIFE OR SPOUSE AND SPOUSAL EQUIVALENT AS JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP	If the prospective Investors are HUSBAND AND WIFE OR SPOUSE AND SPOUSAL EQUIVALENT, complete the following:

Signature of Spouse

Name of Spouse (please print or type)

Social Security Number

Signature of Spouse

Name of Spouse (please print or type)

Social Security Number

State of Residence

INDIVIDUAL AND/OR JOINT OWNER	If the prospective Investor is an INDIVIDUAL and/or JOINT OWNER, please complete the following:

Signature of Investor	Signature of Joint Owner (if applicable)

Name (please print or type)	Name of Joint Owner (if applicable)

Social Security Number	Social Security Number of
Joint Owner (if applicable)

State of Legal Residence

TRUST
If the prospective Investor is a TRUST (excluding trusts that are Benefit Plan Investors), complete the following:

The undersigned hereby represents, warrants and agrees that:  (i) the undersigned trustee(s) is duly authorized by the terms of the Company instrument (the “Trust Instrument”) for the Company (“trust”) set forth below to acquire the Shares; (ii) the undersigned, as trustee(s), has all requisite power and authority to acquire the Shares for the Company; and (iii) the undersigned trustee(s) is authorized by the Company to execute this Investor Questionnaire and the Subscription Agreement.  The undersigned trustee(s) encloses a true copy of the Company Instrument of said trust, as amended to date, and, as necessary, the resolutions of the Trust authorizing the purchase of the Shares.

Name of trust (please type or print)

Signature:	Signature:

Print Name:	Print Name:

Title (check one):	☐ Trustee(s)	☐ Co-Trustee(s)

Federal Employer ID Number

State of Formation

LIMITELIABILITY COMPANY
If the prospective Investor is a LIMITED LIABILITY COMPANY, complete the following:

The undersigned hereby represents, warrants, and agrees that:  (i) the undersigned is either the authorized manager or all of the members of the limited liability company named below (the “LLC”); (ii) the undersigned has been duly authorized by the LLC to acquire the Shares and has all requisite power and authority to acquire the Shares; and (iii) the undersigned is authorized by the LLC to execute this Investor Questionnaire and the Subscription Agreement.  The undersigned encloses a true copy of the Operating Agreement of the LLC, as amended to date, together with a current and complete list of all members and managers and, as necessary, the resolutions of the LLC authorizing the purchase of the Shares.

Name of LLC (please type or print)

Signature:	Signature:

Print Name:	Print Name:

Title (check one):	Title (check one):
☐ Member	☐ Member
☐ Manager	☐ Manager ☐ Managing Member
☐ Managing Member

Federal Employer ID Number:	State of Formation:

PARTNERSHIP
If the prospective Investor is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants, and agrees that:  (i) the undersigned is a general partner of the partnership named below (the “Partnership”); (ii) the undersigned general partner has been duly authorized by the Partnership to acquire the Shares and the general partner has all requisite power and authority to acquire the Shares; and (iii) the undersigned general partner is authorized by the Partnership to execute this Investor Questionnaire and the Subscription Agreement. The undersigned general partner encloses a true copy of the Partnership Agreement of the Partnership, as amended to date, together with a current and complete list of all partners and, as necessary, the resolutions of the Partnership authorizing the purchase of the Shares.

Name of Partnership (please print or type)

Signature:

Print Name:

Title:

Federal Tax ID Number

State of Formation

CORPORATION
If the prospective Investor is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and agrees that: (i) the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (the “Corporation”) to acquire the Shares; (ii) the Corporation has all requisite power and authority to acquire the Shares; and (iii) the undersigned officer of the Corporation has authority under the Articles of Incorporation, Bylaws, and resolutions of the Board of Directors of the Corporation to execute this Investor Questionnaire and the Subscription Agreement. The undersigned officer encloses a true copy of the Articles of Incorporation, the Bylaws and, as necessary, the resolutions of the Board of Directors authorizing a purchase of the Shares, in each case as amended to date.

Name of Corporation (please type or print)

Signature:	Signature:

Print Name:	Print Name:

Title:	Title:

Federal Tax ID No:	State of Formation:

BENEFIT PLAN INVESTOR
If the prospective Investor is a BENEFIT PLAN INVESTOR (as defined in question 3, above), complete the following:

The undersigned hereby represents, warrants and agrees that: (i) the undersigned is duly authorized by the terms of the investor’s governing instrument trust instrument (the “Governing Instrument”) for the entity (“entity”) set forth below to acquire the Shares; (ii) the entity has all requisite power and authority to acquire the Shares; and (iii) the undersigned has authority under the Governing Instrument to execute this Investor Questionnaire and the Subscription Agreement.  The undersigned encloses a true copy of the Governing Instrument of the entity, as amended to date, and, as necessary, any resolutions authorizing the purchase of the Shares.

Name of entity (please type or print)

Signature:	Signature:

Print Name:	Print Name:

Title:	Title:

Federal Tax ID Number

State of Formation

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CONSENT OF SPOUSE

(For individual purchasers in community property states, which are currently Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin)

I,		, spouse of
	[print name]		[print name]

have read and hereby approve of the Investor Questionnaire and Subscription Agreement for AmBase Corporation (the “Subscription Agreement”), which my spouse has signed. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights related to a purchase of any such Shares and agree to be bound by the provisions of the Subscription Agreement and any other documents related to the purchase of any such Shares (collectively, the “Subscription Documents”) insofar as I may have any rights in said Subscription Documents or any property or interest subject thereto under the community property laws of the State of ____________________________ or similar laws relating to marital property in effect in the state of our residence as of the date of signing of the Subscription Agreement and/or the Subscription Documents.

Signature:	Date:
Print Name:

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

 Appendix A

Documentary Evidence of Accredited Investor Status

A.
In regard to whether an individual Investor is an Accredited Investor on the basis of income ($200,000 individual annual income or $300,000 annual income combined with one’s spouse or spousal equivalent):

1.
Any Internal Revenue Service form that reports the Accredited Investor’s income for the two most recent years (including, but not limited to, Form W-2, Form 1099, Schedule K-1 to Form 1065, and Form 1040); and

2.	Recent pay stubs or evidence of other cash distributions or payments demonstrating a likelihood of reaching the income level necessary to qualify as an Accredited Investor during the current year.

B.	In regard to whether an individual Investor is an Accredited Investor on the basis of net worth ($1 million, excluding any equity in one’s primary’ residence):

1.	Assets: Any of the following documents dated within 90 days of the closing:

(a)	bank statements;

(b)	brokerage statements and other statements of securities holdings; and

(c)	certificates of deposit, tax assessments, and appraisal reports issued by independent third parties.

2.	Liabilities: A consumer report issued within 90 days of the closing from at least one of Equifax, Experian or TransUnion.

C.	In regard to whether an Investor that is an entity is an Accredited Investor on the basis of total assets ($5 million in aggregate assets):

1.	Assets: Any of the following documents dated within 90 days prior to the closing evidencing assets of not less than $5 million in the aggregate:

(a)	bank statements;

(b)	brokerage statements and other statements of securities holdings; and

(c)	certificates of deposit, tax assessments, and appraisal reports issued by independent third parties.

Appendix B

Third Party Investor Qualification Certificate

The undersigned understands that this certification (the “Certification”) will be relied upon by AmBase Corporation, a Delaware Corporation (the “Company”), in determining the status of the person identified below as an “accredited investor.”  The undersigned understands that no sale of securities will be made to such person unless such person is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).   The undersigned understands that the Company intends to rely on Rule 506(c) of the Securities Act as a safe harbor from the registration requirements under the Securities Act.

The undersigned hereby certifies as follows:

1.	[The undersigned is authorized to sign this Certificate on behalf of my firm and that] [the undersigned is]/[the undersigned’s firm is] one of the following (please check one):

☐	a registered broker-dealer as that term is defined under the Securities Exchange Act of 1934, as amended; or

☐	an SEC-registered investment adviser, registered under the Investment Advisers Act of 1940, as amended; or

☐	an attorney licensed in the United States; or

☐	a certified public accountant.]

2.          The undersigned has taken all reasonable steps necessary to verify that [_________] (the “Investor”) is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act.

3.          When determining the reasonableness of the steps undertaken to verify that the person identified in paragraph (2) above is an accredited investor, the undersigned considered a number of factors, including: (i) the nature of the person and the type of accredited investor that such person claims to be; (ii) the amount and type of information that the undersigned has about such person; and (iii) the nature of the offering, such as the manner in which such person was solicited to participate in the offering, and the terms of the offering, such as a minimum investment amount.

4.          The undersigned’s performance of reasonable steps to verify accredited investor status included obtaining the following:

(a)         In regard to whether an individual Investor is an accredited investor on the basis of income ($200,000 individual annual income or $300,000 annual income combined with one’s spouse or spousal equivalent):

1.	Any Internal Revenue Service form that reports the Investor’s income for the two most recent years (including, but not limited to, Form W-2, Form 1099, Schedule K-1 to Form 1065, and Form 1040); and

2.	Recent pay stubs or evidence of other cash distributions or payments demonstrating a likelihood of reaching the income level necessary to qualify as an accredited investor during the current year.

(b)          In regard to whether an individual Investor is an accredited investor on the basis of net worth ($1 million, excluding any equity in one’s primary’ residence):

1.	Assets: Any of the following documents dated within 90 days prior to the closing:

(a)	bank statements;

(b)	brokerage statements and other statements of securities holdings; and

(c)	certificates of deposit, tax assessments, and appraisal reports issued by independent third parties.

2.	Liabilities: A consumer report issued within 90 days prior to the closing from at least one of Equifax, Experian or TransUnion.

(c)          In regard to whether an Investor that is an entity is an accredited investor on the basis of total assets ($5 million in aggregate assets):

3.	Assets: Any of the following documents dated within 90 days prior to the closing evidencing assets of not less than $5 million in the aggregate:

(a)	bank statements;

(b)	brokerage statements and other statements of securities holdings; and

(c)	certificates of deposit, tax assessments, and appraisal reports issued by independent third parties.

5.          The statements contained in this Certification are based upon the undersigned’s familiarity with the documentation obtained and actions taken by the undersigned to verify accredited investor status.

6.          The undersigned will retain adequate records that document the steps taken to verify that the above-identified person is an accredited investor.

7.          The undersigned knows of no facts, circumstances or events that are contrary to or inconsistent with the statements contained in this Certification.

8.          The undersigned will notify the Company if anything in this Certification ceases to be true.

9.          The undersigned agrees to indemnify the Company and its affiliates and hold them harmless from any liability that they may incur as a result of the undersigned’s failure to perform reasonable steps as provided above to verify accredited investor status.

10.         The undersigned agrees to indemnify the Company and its affiliates and hold them harmless from any liability that they may incur as a result of this Certification being untrue in any respect.

11.          The undersigned confirms that copies of this Certification together with all supporting documentation have been furnished to the Company.

12.          The undersigned acknowledges that this Certification and any supporting documentation may be furnished to government agencies, offices or bodies upon their request.

By signing this Certification, the undersigned affirms that the above statements are accurate.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certification on the date set forth below.

Dated:	, 2024

[Name of Certifying Person]

By:
Name:
Title:

Appendix C

Confirmation of Record or Beneficial Ownership

This Confirmation of Record or Beneficial Ownership relates to the undersigned’s intention to purchase Shares of the Company in the Equity Offering for an aggregate Subscription Amount of $___________________.

In order to induce the Company to accept the Subscription Agreement, and as further consideration for such acceptance, the undersigned hereby makes the following acknowledgments, representations and warranties, with the full knowledge that the Company will expressly rely thereon in making a decision to accept or reject the undersigned’s Subscription Agreement:

1.	The undersigned is the record or beneficial owner of ___________ shares of common stock of the Company as of the Record Date (the “Confirmed Shares”).

2.	The undersigned represents, warrants and covenants that it shall remain the record or beneficial owners of the Confirmed Shares through and as of the Closing Date of the Equity Offering.

3.
The undersigned hereby furnishes the Company with the following instruments evidencing the undersigned’s record or beneficial ownership of the Confirmed Shares as the Record Date (please check all that apply):

☐	if you are the record owner of the Confirmed Shares, a stock certificate evidencing record ownership of the Confirmed Shares in the name of the undersigned; or

☐
if you are the record owner of the Confirmed Shares, a letter from American Stock Transfer & Trust Company, LLC, the Company’s registrar and transfer agent, evidencing record ownership of the Confirmed Shares in the name of the undersigned as of the Record Date; or

☐
if you are the beneficial owner of the Confirmed Shares, an account statement or a letter from the nominee or broker dealer in whose name the Confirmed Shares are held of record indicating that the undersigned beneficially owned the shares as of the Record Date.

The statements contained in this Certification are based upon the undersigned’s familiarity with the documentation obtained and actions taken by the undersigned to verify accredited investor status.

4.          The undersigned will notify the Company if anything in this Confirmation of Record or Beneficial Ownership ceases to be true, including without limitation if the undersigned sells, transfers or assigns any of the Confirmed Shares prior to the Closing Date.

5.          The undersigned agrees to indemnify the Company and its affiliates and hold them harmless from any liability that they may incur as a result of this of Confirmation of Record or Beneficial Ownership being untrue in any respect.

6.          The undersigned acknowledges that this Confirmation of Record or Beneficial Ownership and any supporting documentation may be furnished to government agencies, offices or bodies upon their request.

INVESTOR:

[NAME OF INVESTOR]

By:
Name:
Title: